Update on Phase 3 Development of Rayaldee ™ Capsules June 12, 2014 Exhibit 99.1

Cautionary Statement

This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," "potential" and other words of similar meaning, including statements regarding our estimated revenues and financial projections, our ability to achieve high levels of growth, the potential for our products under development, the potential of our next generation prostate markers to dramatically reduce biopsies and increase detection of cancer, our ability to develop, test and launch new products, the expected timing of the studies and trials relating to our products under development, the outcome of our clinical trials and validation studies and that such outcomes will support commercialization, the expected market penetration and size of the market for our products under development, including rolapitant, Rayaldee™ (CTAP-101), hGH-CTP, the 4Kscore™, and our point-of-care diagnostic products for Total-PSA, testosterone, and Vitamin D, the potential benefits of our products under development, including whether the 4Kscore™ will improve selection of candidates for prostate biopsy and result in more than $1 billion in savings on reduced biopsies and associated hospitalization, our ability to successfully commercialize our product candidates such as rolapitant, the 4Kscore™, Rayaldee™ (CTAP-101) and hGH-CTP, as well as products for other markets such as urology, women's health, cardiology, oncology, iPTH, and infectious disease, whether we will be able to develop Rayaldee™ (CTAP-101) for additional indications and whether Rayaldee™ (CTAP-101) will take significant market share in Stage 3 and 4 CKD patients with SHPT, whether Rayaldee (CTAP-101) will raise serum total 25-hydroxyvitamin D (25D) more effectively than any over-the-counter (OTC) or prescription (Rx) product currently marketed without the risk of hypercalcemia, expectations regarding patent coverage, the expected timing for commencing, completing and obtaining results for our clinical trials, the timing for FDA response to our submissions, the timing for release of trial data and seeking and obtaining FDA and European regulatory approvals, the life span of our patents, and the timing of commercial launch of our product candidates, as well as other non-historical statements. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our activities or actual results to differ materially from the activities and results anticipated in forward-looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments, general market factors, competitive product development, product availability, federal and state regulations and legislation, and integration issues arising from the transactions, delays associated with development of novel technologies, unexpected difficulties and delays in validating and testing product candidates, the regulatory process for new products and indications, manufacturing issues that may arise, the cost of funding lengthy research programs, the need for and availability of additional capital, the possibility of infringing a third party's patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors, including all of the risks identified under the heading Risk Factors in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

OPKO HEALTH
Renal Division

2

Promoting Health through Vitamin D Therapeutics

OPKO HEALTH
Renal Division

To Improve People’s Lives by Treating and Preventing the Clinical Consequences of Vitamin D Insufficiency and Secondary Hyperparathyroidism Mission Statement (for Renal Division) 3

Vitamin D
Insufficiency
Obesity
Bone Diseases
Infection
Diabetes
Critical Illness
Cancer
Psoriasis
Skeletal-related
Events (SRE’s)
CKD
Cystic Fibrosis
Diseases Associated with Vitamin D Insufficiency

SHPT
Autism
SHPT = Secondary Hyperparathyroidism

Vitamin D
25 hydroxy-
vitamin D
1,25 dihydroxy-
vitamin D
Liver Enzyme
Kidney Enzyme
Ergocalciferol
Cholecalciferol
Limited and unreliable efficacy
What is Vitamin D Insufficiency?
Vitamin D insufficiency is serum 25-hydroxyvitamin D
3
below 30 ng/mL

1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
Hazard ratio
R² = 0.9732
10
15
20
25
30
35
Serum 25(OH)D ng/ml

OPKO HEALTH
Renal Division

Vitamin D Insufficiency: Increases Mortality in Breast Cancer 6 Mohr et al 2014 Anticancer Res

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
Relative risk
0.95
RR=0.44
0.20
0.68
RR=0.28
0.11
$p_{trend} = 0.02$
< 50 nmol/L
50 to <80 nmol/L
≥ 80 nmol/L

OPKO HEALTH
Renal Division

7 Garland CF et al. Ann Epidemiol 2009 Vitamin D Insufficiency: Increases Mortality in Colon Cancer ~32 ng/mL

Time to dialysis
Time to death
Survival probability
1.00
0.75
0.50
0.00
25D≥15 ng/ml
25D<15 ng/ml
0
12
24
36
48
60
Time (months)

OPKO HEALTH Renal Division

Vitamin D Insufficiency: Increases Mortality in CKD 8 Ravani et al Kidney Int 2008

Rayaldee (CTAP101) – A Late-Stage Investigational Drug
Product Overview
• Modified-release (MR) oral formulation of 25D
3
*
addresses significant unmet market need
• Safe and effective treatment for elevated PTH
(SHPT) associated with low 25D levels in Stages
3-4 CKD
• Achieves more reliable increases in serum 25D
and reductions in plasma PTH than nutritional
vitamin D
• Lower risk of side effects compared to active
1,25D
**
products
• Preserves protective renal feedback mechanism
• Additional potential for new indications including
institutionalized elderly, osteoporosis & cancer.
Clinical Status
• SPA agreement with FDA in 3Q 2012
• Phase 3 trials initiated 3Q 2012
• Patient recruitment completed in 4Q 2013
• Clinical development guided by “all-star”
Scientific Advisory Board
• NDA filing expected in 1H 2015
Intellectual Property
• Formulation and method of use patents allowed
• Rayaldee US patents issued, protected through
2028
• Additional global patents allowed or pending
**       1,25-Dihydroxyvitamin D or Calcitriol
* 25-Hydroxyvitamin D or Calcifediol

Market Opportunity: Chronic Kidney Disease (U.S.)
*National Kidney Foundation 2002
**US Renal Data Service 2011 Annual Data Report
Sources: Levin, A et al., Kidney International 2007; 71: pp.31-38.
Gonzalez, E et al. Am J Nephrol 2004;24:503-510.
LaClair, R et al. Am J Kidney Dis 2005;45:1026-1033.
The CKD patient population is large and growing as a result of:
•
Obesity
•
Hypertension
•
Diabetes
CKD Prevalence rates are similarly high outside of the U.S., and the population base is much larger.

% of CKD Patients with:
Stage Kidney Function CKD Prevalence
Vitamin D
Insufficiency
( 25D)
SHPT
( PTH)
Hyperphosphatemia
( Phosphorus)
3 Moderate impairment 7.6 Million* 70% 56% 37%
4
Severe impairment 0.4 Million* 80% 60% 50%

Failure 0.5 Million** 90% 90% 70%

↑	—	↓
			↑	—	↓
			↑	—	↓
	α		↓	↑	↓
	α		↓	↑	↓
	α		↓	↑	↓

OPKO HEALTH
Renal Division

Rayaldee raises serum total 25-hydroxyvitamin D (25D) and lowers plasma
iPTH more effectively than any over-the-counter (OTC) or prescription (Rx)
product currently marketed without the risk of hypercalcemia.
Comparison of Vitamin D Therapies for Stage 3-4 CKD
*And generics
**25-hydroxyvitamin D

Effect on Blood Levels of:
Drug Active Type 25D
**
Ca iPTH
Rayaldee Calcifediol
(25-hydroxyvitamin
D3)
Rx
Vitamin D Cholecalciferol/Ergocalciferol
(vitamin
D3/vitamin D2)
OTC
Drisdol
™*
Ergocalciferol
(vitamin
D2)
Rx
Rocaltrol
™*
Calcitriol
(1 ,25-dihydroxyvitamin
D3)
Rx
Hectorol
™
Doxercalciferol
(1 -hydroxyvitamin
D2)
Rx
Zemplar
™*
Paricalcitol
(19-nor-1 ,25-dihydroxyvitamin
D2)
Rx

Rayaldee (CTAP101) - Commercial Opportunity
Source: BioTrends Research Group, Inc. December 2010
Untreated
26-44%
Vitamin D
Hormone
20-36%
Nutritional
Vitamin D
36-38%
Untreated
26-44%
Safety concerns;
exacerbates
vitamin D
insufficiency
Efficacy Concerns
– 8 million CKD Stage 3-4 patients in the US
– 4 million patients with low serum 25D and high plasma PTH
Stage 3 & 4 CKD Treatment
Rayaldee is expected to take significant
market share in Stage 3 and 4 CKD
patients suffering from SHPT – a potential
$12 billion revenue opportunity
Low serum 25D and elevated plasma PTH are prevalent in CKD Stage 3-4 patients

Vitamin D
25 hydroxy-
vitamin D
1,25 dihydroxy -
vitamin D
Inactivated
Vitamin D
Liver Enzyme
Kidney Enzyme
CYP24 Enzyme
Parathyroid
Hormone (iPTH)
Feedback Loop
Target Tissues
(Parathyroid gland)
Ergocalciferol
Cholecalciferol
Rayaldee
TM
Capsules
Calcitriol
Paricalcitol
Doxercalciferol
Limited and unreliable efficacy
to raise 25D and lower PTH
Risk of side effects limits dose
and efficacy
Rayaldee Capsules: Positioning vs. Competitive Products

Rayaldee: Phase 3 and NDA Timelines
2012
Q1
Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
NDA
Filing
CL-3002
Data
CL-3001 trial
SPA
Open  Label Extension (OLE) study
Q1 Q2 Q3
2015
Q4
NDA
Safety
Update
NDA
Approval
TG Mouse carcinogenicity study
Dose ranging studies
SPA
CL-3001
Data
Stability studies on 3 registration lots
Final
Report
Final
Report
Publicly announced timelines:
•
Top-line data from CL-3001 & CL-3002: mid-2014
•
NDA filing: H1 2015
CL-3002 trial

Montana
North Dakota
Minnesota
South Dakota
Wyoming
Idaho
Nevada
Utah
Nebraska
Iowa
Indiana
Ohio
Missouri
California
Arkansas
New Mexico
Alabama
Georgia
Houston
San Diego
Montreal
Toronto
Maine
Connecticut
New Jersey
Delaware
Maryland
District of Columbia
Gulf of California
Gulf of Mexico
Monterrey

OPKO HEALTH
Renal Division

15 CL-3001 & CL-3002 Combined Site Map = Sites for CL-3001 (n=45 ) = Sites for CL-3002 (n=45)

Status Update: Phase 3 Trials
(as of June 5, 2014)
CL-3001:
• 637subjects entered screening
• 213 subjects were enrolled (~210 needed)
• Enrollment is 100% complete
• 109 subjects had stage 3 CKD (target = ~105)
• 104 subjects had stage 4 CKD (target = ~105)
CL-3002:
• 582 subjects entered screening
• 216 subjects were enrolled (~210 needed)
• Enrollment is 100% complete
• 113 subjects had stage 3 CKD (target = ~105)
• 103 subjects had stage 4 CKD (target = ~105)
CL-3003:
• 255 subjects have been enrolled
• Rollover failure rate from pivotal trials is 15.8% (budget = 20%)
• 91 subjects have completed the 6-month treatment period and exited
• 303 subjects have completed
• 62 subjects are still enrolled
• 64 premature terminations (15%)

Thanks! 17